                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                           JUNE 1, 2005 (MAY 25, 2005)
               (Date of Report (date of earliest event reported))
                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

             MARYLAND                  1-32213              20-0404134
  (State or other jurisdiction      (Commission  (I.R.S. Employer Identification
of incorporation or organization)     File No.)              Number)

        33 MAIDEN LANE NEW                                    10038
             YORK, NY                                       (Zip Code)
(Address of principal executive office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2005, MortgageIT Holdings, Inc. (the "Company") and MortgageIT, Inc.
("MortgageIT") entered into Amendment No. 9 to Amended and Restated Master
Repurchase Agreement ("Amendment No. 9"), by and between Merrill Lynch Mortgage
Capital Inc., MortgageIT and the Company (together with MortgageIT, the
"Sellers"), which amends the Amended and Restated Master Repurchase Agreement, dated as of August 4, 2004, as amended by Amendment No. 1, dated as of September
21, 2004, Amendment No. 2, dated as of November 11, 2004, Amendment No. 3, dated as of November 18, 2004, Amendment No. 4, dated as of December 8, 2004,
Amendment No. 5, dated as of December 10, 2004, Amendment No. 6, dated as of
December 17, 2004, Amendment No. 7, dated as of March 7, 2005 and Amendment No.
8, dated as of May 12, 2005 (the "Amended Repurchase Agreement"). The only significant changes to the Amended Repurchase Agreement resulting from Amendment
No. 9 were (i) to amend the meanings of certain defined terms therein and (ii)
to amend the ratio of Adjusted Indebtedness to Tangible Net Worth to no greater than 15:1 and the ratio of Indebtedness to Tangible Net Worth to no greater than
25:1. Capitalized terms not defined in this paragraph have the meanings ascribed to them in Amendment No. 9. The foregoing description of Amendment No. 9 is qualified in its entirety by reference to Amendment No. 9, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On May 31, 2005, the Company and MortgageIT entered into Amendment Number One to the Master Loan and Security Agreement ("Amendment Number One") among Greenwich
Capital Financial Products, Inc., the Company and MortgageIT, which amends the
Master Loan and Security Agreement, dated as of February 15, 2005 (the "Master
Loan and Security Agreement"). The only significant change to the Master Loan and Security Agreement resulting from Amendment Number One was to change the meaning of the defined term "Payment Date" therein. The foregoing description of
Amendment Number One is qualified in its entirety by reference to Amendment
Number One, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

                                     * * * *

On May 26, 2005, the Company announced that it has agreed to issue and sell $25 million of trust preferred securities (the "TPS") to a collateralized debt obligation pool vehicle through a trust subsidiary in a private placement, under
Rule 144A of the Securities Act of 1933, as amended, in a transaction exempt from the registration requirements under such Act. The TPS are floating rate securities that bear a variable interest rate of 375 basis points above 3-month
LIBOR, paid quarterly, and will mature in 2035. They are redeemable at par after five years.

Proceeds from the issuance of the TPS will be used to support the continued
expansion of MortgageIT, the Company's national mortgage origination platform, which is operated as a taxable real estate investment trust subsidiary of the
Company.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the description contained in the last two paragraphs of Item 1.01 above, which is incorporated herein by reference.

                                     * * * *

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     10.1   Amendment No. 9 to Amended and Restated Master Repurchase Agreement,
            dated May 25, 2005, by and between MortgageIT Holdings, Inc.,
            MortgageIT, Inc. and Merrill Lynch Mortgage Capital Inc.

     10.2   Amendment Number One to the Master Loan and Security Agreement,
            dated May 31, 2005, among Greenwich Capital Financial Products,
            Inc., MortgageIT, Inc. and MortgageIT Holdings, Inc.

     99.1   Press release dated May 26, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORTGAGEIT HOLDINGS, INC.

                                            By: /s/ John R. Cuti
                                                --------------------------------
                                                John R. Cuti
                                                Secretary

Date: June 1, 2005

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
                    REPORT DATED JUNE 1, 2005 (MAY 25, 2005)

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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   10.1         Amendment No. 9 to Amended and Restated Master Repurchase
                Agreement, dated May 25, 2005, by and between MortgageIT
                Holdings, Inc., MortgageIT, Inc. and Merrill Lynch Mortgage
                Capital Inc.

   10.2         Amendment Number One to the Master Loan and Security Agreement,
                dated May 31, 2005, among Greenwich Capital Financial Products,
                Inc., MortgageIT, Inc. and MortgageIT Holdings, Inc.

   99.1         Press release dated May 26, 2005